Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

Oracle Announces Fiscal 2023 Fourth Quarter and Fiscal Full Year Financial Results

•
FY 2023 Total Revenue $50.0 billion, up 18% in USD, up 22% in constant currency
•
Q4 GAAP Earnings per Share $1.19, Non-GAAP Earnings per Share $1.67
•
Q4 Total Revenue $13.8 billion, up 17% in USD, up 18% in constant currency
•
Q4 Cloud Revenue (IaaS plus SaaS) $4.4 billion, up 54% in USD, up 55% in constant currency
•
Q4 Cloud Infrastructure (IaaS) Revenue $1.4 billion, up 76% in USD, up 77% in constant currency
•
Q4 Cloud Application (SaaS) Revenue $3.0 billion, up 45% in USD, up 47% in constant currency
•
Q4 Fusion Cloud ERP (SaaS) Revenue $0.7 billion, up 26% in USD, up 28% in constant currency
•
Q4 NetSuite Cloud ERP (SaaS) Revenue $0.7 billion, up 22% in USD, up 24% in constant currency

AUSTIN, Texas, June 12, 2023 -- Oracle Corporation (NYSE: ORCL) today announced fiscal 2023 Q4 and full-year results. Total quarterly revenues were up 17% year-over-year in USD and up 18% in constant currency to $13.8 billion. Cloud services and license support revenues were up 23% in USD and up 25% in constant currency to $9.4 billion. Cloud license and on-premise license revenues were down 15% in USD and down 14% in constant currency to $2.2 billion. For the fourth quarter of fiscal 2023, Cerner contributed $1.5 billion to total revenues.

Q4 GAAP operating income was $4.1 billion. Non-GAAP operating income was $6.2 billion, up 10% in USD and up 12% in constant currency. GAAP operating margin was 30%, and non-GAAP operating margin was 44%. GAAP net income was $3.3 billion, and non-GAAP net income was $4.7 billion. Q4 GAAP earnings per share was $1.19 while non-GAAP earnings per share was $1.67. Without the impact of the U.S. dollar strengthening compared to foreign currencies, Oracle’s reported Q4 non-GAAP earnings per share would have been $0.03 higher.

Short-term deferred revenues were $9.0 billion. Operating cash flow was $17.2 billion during fiscal year 2023, up 80% in USD.

Fiscal year 2023 total revenues were up 18% in USD and up 22% in constant currency to $50.0 billion. Cloud services and license support revenues were up 17% in USD and up 21% in constant currency to $35.3 billion. Cloud license and on-premise license revenues were down 2% in USD and up 2% in constant currency to $5.8 billion. For fiscal 2023, Cerner contributed $5.9 billion to total revenues.

Fiscal year 2023 GAAP operating income was $13.1 billion, and GAAP operating margin was 26%. Non-GAAP operating income was $20.9 billion, and non-GAAP operating margin was 42%. GAAP net income was $8.5 billion, while non-GAAP net income was $14.2 billion. GAAP earnings per share was $3.07, while non-GAAP earnings per share was $5.12.

“Oracle’s revenue reached an all-time high of $50 billion in FY23,” said Oracle CEO, Safra Catz. “Annual revenue growth was led by our cloud applications and infrastructure businesses which grew at a combined rate of 50% in constant currency. Our infrastructure growth rate has been accelerating—with 63% growth for the full year, and 77% growth in the fourth quarter. Our cloud applications growth rate also accelerated in FY23. So, both of our two strategic cloud businesses are getting bigger—and growing faster. That bodes well for another strong year in FY24.”

“Oracle’s Gen2 Cloud has quickly become the number 1 choice for running Generative AI workloads,” said Oracle Chairman and CTO, Larry Ellison. “Why? Because Oracle has the highest performance, lowest cost GPU cluster technology in the world. NVIDIA themselves are using our clusters, including one with more than 4,000 GPUs, for their AI infrastructure. Our GPU clusters are built using the highest-bandwidth and lowest-latency RDMA network—and scale up to 32,000 GPUs. As a result, cutting edge companies doing LLM development such as Mosaic ML, Adept AI, Cohere plus 30 other AI development companies have recently signed contracts to purchase more than $2 billion of capacity in Oracle’s Gen2 Cloud.”

The board of directors declared a quarterly cash dividend of $0.40 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on July 12, 2023, with a payment date of July 26, 2023.

•
A sample list of customers which purchased Oracle Cloud services during the quarter will be available at www.oracle.com/customers/earnings/.
•
A list of recent technical innovations and announcements is available at www.oracle.com/news/.
•
To learn what industry analysts have been saying about Oracle’s products and services see www.oracle.com/corporate/analyst-reports/.

Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 4:00 p.m. Central. A live and replay webcast will be available on the Oracle Investor Relations website at www.oracle.com/investor/.

About Oracle

Oracle offers integrated suites of applications plus secure, autonomous infrastructure in the Oracle Cloud. For more information about Oracle (NYSE: ORCL), please visit us at www.oracle.com.

# # #

Trademarks

Oracle, Java, and MySQL are registered trademarks of Oracle Corporation.

"Safe Harbor" Statement: Statements in this press release relating to Oracle's future plans, expectations, beliefs, intentions and prospects, including statements regarding our expectations for future growth rates and the value of Oracle’s Gen2 Cloud, are "forward-looking statements" and are subject to material risks and uncertainties. Risks and uncertainties that could affect our current expectations and our actual results, include, among others: our ability to develop new products and services, integrate acquired products and services and enhance our existing products and services; supply chain constraints and third-party manufacturing and logistics delays; significant coding, manufacturing or configuration errors in our offerings; risks associated with acquisitions; the COVID-19 pandemic; economic, political and market conditions; information technology system failures, privacy concerns and cybersecurity breaches; unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading "Risk Factors." Copies of these filings are available online from the SEC or by contacting Oracle's Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on the Oracle Investor Relations website at www.oracle.com/investor/. All information set forth in this press release is current as of June 12, 2023. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2023 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended May 31,				% Increase	% Increase (Decrease)
	2023	% of Revenues	2022	% of Revenues	(Decrease) in US $	in Constant Currency (1)
REVENUES
Cloud services and license support	$9,370	68%	$7,612	64%	23%	25%
Cloud license and on-premise license	2,152	15%	2,539	22%	(15%)	(14%)
Hardware	850	6%	856	7%	(1%)	1%
Services	1,465	11%	833	7%	76%	78%
Total revenues	13,837	100%	11,840	100%	17%	18%
OPERATING EXPENSES
Cloud services and license support	2,157	16%	1,435	12%	50%	52%
Hardware	261	2%	254	2%	3%	3%
Services	1,312	9%	707	6%	86%	88%
Sales and marketing	2,289	17%	2,238	19%	2%	4%
Research and development	2,226	16%	1,965	17%	13%	14%
General and administrative	400	3%	364	3%	10%	11%
Amortization of intangible assets	870	6%	268	2%	225%	225%
Acquisition related and other	51	0%	6	0%	825%	825%
Restructuring	131	1%	100	1%	29%	14%
Total operating expenses	9,697	70%	7,337	62%	32%	33%
OPERATING INCOME	4,140	30%	4,503	38%	(8%)	(6%)
Interest expense	(955)	(7%)	(704)	(6%)	36%	36%
Non-operating expenses, net	(76)	(1%)	(175)	(1%)	(57%)	(57%)
INCOME BEFORE INCOME TAXES	3,109	22%	3,624	31%	(14%)	(12%)
Benefit from (provision for) income taxes	210	2%	(435)	(4%)	*	*
NET INCOME	$3,319	24%	$3,189	27%	4%	7%
EARNINGS PER SHARE:
Basic	$1.23		$1.20
Diluted	$1.19		$1.16
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	2,707		2,667
Diluted	2,796		2,742

(1)
We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2022, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended May 31, 2023 compared with the corresponding prior year period decreased our total revenues by 1 percentage point, total operating expenses by 1 percentage point and operating income by 2 percentage points.

*	Not meaningful

ORACLE CORPORATION

Q4 FISCAL 2023 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2023 GAAP	Adj.	2023 Non-GAAP	2022 GAAP	Adj.	2022 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES	$13,837	$—	$13,837	$11,840	$—	$11,840	17%	17%	18%	18%
TOTAL OPERATING EXPENSES	$9,697	$(2,016)	$7,681	$7,337	$(1,087)	$6,250	32%	23%	33%	24%
Stock-based compensation (3)	964	(964)	—	713	(713)	—	35%	*	35%	*
Amortization of intangible assets (4)	870	(870)	—	268	(268)	—	225%	*	225%	*
Acquisition related and other	51	(51)	—	6	(6)	—	825%	*	825%	*
Restructuring	131	(131)	—	100	(100)	—	29%	*	14%	*
OPERATING INCOME	$4,140	$2,016	$6,156	$4,503	$1,087	$5,590	(8%)	10%	(6%)	12%
OPERATING MARGIN %	30%		44%	38%		47%	(811) bp.	(273) bp.	(775) bp.	(263) bp.
INCOME TAX EFFECTS (5)	$210	$(680)	$(470)	$(435)	$(41)	$(476)	*	(1%)	*	0%
NET INCOME	$3,319	$1,336	$4,655	$3,189	$1,046	$4,235	4%	10%	7%	12%
DILUTED EARNINGS PER SHARE	$1.19		$1.67	$1.16		$1.54	2%	8%	5%	10%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,796	—	2,796	2,742	—	2,742	2%	2%	2%	2%

(1)
This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.
(2)
We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2022, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.
(3)
Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended May 31, 2023			Three Months Ended May 31, 2022
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Cloud services and license support	$117	$(117)	$—	$60	$(60)	$—
Hardware	5	(5)	—	4	(4)	—
Services	38	(38)	—	18	(18)	—
Sales and marketing	177	(177)	—	120	(120)	—
Research and development	535	(535)	—	445	(445)	—
General and administrative	92	(92)	—	66	(66)	—
Total stock-based compensation	$964	$(964)	$—	$713	$(713)	$—

(4)
Estimated future annual amortization expense related to intangible assets as of May 31, 2023 was as follows:

Fiscal 2024	$2,994
Fiscal 2025	2,283
Fiscal 2026	1,620
Fiscal 2027	664
Fiscal 2028	635
Thereafter	1,641
Total intangible assets, net	$9,837

(5)
Income tax effects were calculated reflecting an effective GAAP tax rate of (6.7%) and 12.0% in the fourth quarter of fiscal 2023 and 2022, respectively, and an effective non-GAAP tax rate of 9.2% and 10.1% in the fourth quarter of fiscal 2023 and 2022, respectively. The difference in our GAAP and non-GAAP tax rates in each of the fourth quarter of fiscal 2023 and 2022 was primarily due to the net tax effects related to stock-based compensation expense and acquisition related and other items, including the tax effects on amortization of intangible assets, partially offset by the net deferred tax effects related to an income tax benefit that was previously recorded due to the partial realignment of our legal entity structure.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2023 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Year Ended May 31,				% Increase	% Increase (Decrease)
	2023	% of Revenues	2022	% of Revenues	(Decrease) in US $	in Constant Currency (1)
REVENUES
Cloud services and license support	$35,307	71%	$30,174	71%	17%	21%
Cloud license and on-premise license	5,779	12%	5,878	14%	(2%)	2%
Hardware	3,274	6%	3,183	7%	3%	6%
Services	5,594	11%	3,205	8%	75%	81%
Total revenues	49,954	100%	42,440	100%	18%	22%
OPERATING EXPENSES
Cloud services and license support	7,763	16%	5,213	12%	49%	52%
Hardware	1,040	2%	972	2%	7%	10%
Services	4,761	10%	2,692	6%	77%	83%
Sales and marketing	8,833	18%	8,047	19%	10%	13%
Research and development	8,623	17%	7,219	17%	19%	21%
General and administrative	1,579	3%	1,317	3%	20%	23%
Amortization of intangible assets	3,582	7%	1,150	3%	212%	212%
Acquisition related and other (2)	190	0%	4,713	11%	(96%)	(96%)
Restructuring	490	1%	191	1%	157%	151%
Total operating expenses	36,861	74%	31,514	74%	17%	19%
OPERATING INCOME	13,093	26%	10,926	26%	20%	28%
Interest expense	(3,505)	(7%)	(2,755)	(7%)	27%	27%
Non-operating expenses, net	(462)	(1%)	(522)	(1%)	(12%)	(12%)
INCOME BEFORE INCOME TAXES	9,126	18%	7,649	18%	19%	32%
Provision for income taxes	(623)	(1%)	(932)	(2%)	(33%)	(26%)
NET INCOME	$8,503	17%	$6,717	16%	27%	40%
EARNINGS PER SHARE:
Basic	$3.15		$2.49
Diluted	$3.07		$2.41
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	2,696		2,700
Diluted	2,766		2,786

(1)
We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2022, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the year ended May 31, 2023 compared with the corresponding prior year period decreased our total revenues by 4 percentage points, total operating expenses by 2 percentage points and operating income by 8 percentage points.
(2)
Acquisition related and other for fiscal 2022 included the impact of litigation related charges totaling $4.7 billion.

ORACLE CORPORATION

FISCAL 2023 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2023 GAAP	Adj.	2023 Non-GAAP	2022 GAAP	Adj.	2022 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES	$49,954	$—	$49,954	$42,440	$—	$42,440	18%	18%	22%	22%
TOTAL OPERATING EXPENSES	$36,861	$(7,809)	$29,052	$31,514	$(8,667)	$22,847	17%	27%	19%	31%
Stock-based compensation (3)	3,547	(3,547)	—	2,613	(2,613)	—	36%	*	36%	*
Amortization of intangible assets (4)	3,582	(3,582)	—	1,150	(1,150)	—	212%	*	212%	*
Acquisition related and other	190	(190)	—	4,713	(4,713)	—	(96%)	*	(96%)	*
Restructuring	490	(490)	—	191	(191)	—	157%	*	151%	*
OPERATING INCOME	$13,093	$7,809	$20,902	$10,926	$8,667	$19,593	20%	7%	28%	11%
OPERATING MARGIN %	26%		42%	26%		46%	46 bp.	(432) bp.	139 bp.	(397) bp.
INCOME TAX EFFECTS (5)	$(623)	$(2,136)	$(2,759)	$(932)	$(1,723)	$(2,655)	(33%)	4%	(26%)	9%
NET INCOME	$8,503	$5,673	$14,176	$6,717	$6,944	$13,661	27%	4%	40%	9%
DILUTED EARNINGS PER SHARE	$3.07		$5.12	$2.41		$4.90	27%	4%	41%	10%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,766	—	2,766	2,786	—	2,786	(1%)	(1%)	(1%)	(1%)

(1)
This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.
(2)
We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2022, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.
(3)
Stock-based compensation was included in the following GAAP operating expense categories:

	Year Ended May 31, 2023			Year Ended May 31, 2022
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Cloud services and license support	$435	$(435)	$—	$205	$(205)	$—
Hardware	18	(18)	—	15	(15)	—
Services	137	(137)	—	67	(67)	—
Sales and marketing	611	(611)	—	448	(448)	—
Research and development	1,983	(1,983)	—	1,633	(1,633)	—
General and administrative	363	(363)	—	245	(245)	—
Total stock-based compensation	$3,547	$(3,547)	$—	$2,613	$(2,613)	$—

(4)
Estimated future annual amortization expense related to intangible assets as of May 31, 2023 was as follows:

Fiscal 2024	$2,994
Fiscal 2025	2,283
Fiscal 2026	1,620
Fiscal 2027	664
Fiscal 2028	635
Thereafter	1,641
Total intangible assets, net	$9,837

(5)
Income tax effects were calculated reflecting an effective GAAP tax rate of 6.8% and 12.2% in fiscal 2023 and 2022, respectively, and an effective non-GAAP tax rate of 16.3% in each of fiscal 2023 and 2022. The difference in our GAAP and non-GAAP tax rates for fiscal 2023 was primarily due to the net tax effects related to stock-based compensation expense and acquisition related and other items, including the tax effects on amortization of intangible assets, partially offset by the net deferred tax effects related to an income tax benefit that was previously recorded due to the partial realignment of our legal entity structure. The difference in our GAAP and non-GAAP tax rates for fiscal 2022 was primarily due to the net tax effects related to stock-based compensation expense and acquisition related and other items, including the net tax effects for litigation related charges (refer to Appendix A for additional information), and the net tax effects on amortization of intangible assets, partially offset by the net deferred tax effects related to an income tax benefit that was previously recorded due to the partial realignment of our legal entity structure.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2023 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	May 31, 2023	May 31, 2022
ASSETS
Current Assets:
Cash and cash equivalents	$9,765	$21,383
Marketable securities	422	519
Trade receivables, net	6,915	5,953
Prepaid expenses and other current assets	3,902	3,778
Total Current Assets	21,004	31,633
Non-Current Assets:
Property, plant and equipment, net	17,069	9,716
Intangible assets, net	9,837	1,440
Goodwill, net	62,261	43,811
Deferred tax assets	12,226	12,782
Other non-current assets	11,987	9,915
Total Non-Current Assets	113,380	77,664
TOTAL ASSETS	$134,384	$109,297
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Notes payable and other borrowings, current	$4,061	$3,749
Accounts payable	1,204	1,317
Accrued compensation and related benefits	2,053	1,944
Deferred revenues	8,970	8,357
Other current liabilities	6,802	4,144
Total Current Liabilities	23,090	19,511
Non-Current Liabilities:
Notes payable and other borrowings, non-current	86,420	72,110
Income taxes payable	11,077	12,210
Deferred tax liabilities	5,772	6,031
Other non-current liabilities	6,469	5,203
Total Non-Current Liabilities	109,738	95,554
Stockholders’ Equity (Deficit)	1,556	(5,768)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$134,384	$109,297

ORACLE CORPORATION

FISCAL 2023 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Year Ended May 31,
	2023	2022
Cash Flows From Operating Activities:
Net income	$8,503	$6,717
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,526	1,972
Amortization of intangible assets	3,582	1,150
Deferred income taxes	(2,167)	(1,146)
Stock-based compensation	3,547	2,613
Other, net	661	220
Changes in operating assets and liabilities, net of effects from acquisitions:
Increase in trade receivables, net	(151)	(874)
Decrease in prepaid expenses and other assets	317	11
Decrease in accounts payable and other liabilities	(281)	(733)
Decrease in income taxes payable	(153)	(398)
Increase in deferred revenues	781	7
Net cash provided by operating activities	17,165	9,539
Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(1,181)	(10,272)
Proceeds from sales and maturities of marketable securities and other investments	1,113	26,151
Acquisitions, net of cash acquired	(27,721)	(148)
Capital expenditures	(8,695)	(4,511)
Net cash (used for) provided by investing activities	(36,484)	11,220
Cash Flows From Financing Activities:
Payments for repurchases of common stock	(1,300)	(16,248)
Proceeds from issuances of common stock	1,192	482
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(1,203)	(1,093)
Payments of dividends to stockholders	(3,668)	(3,457)
Proceeds from issuances of commercial paper, net of repayments	500	—
Proceeds from issuances of senior notes and other borrowings, net of issuance costs	33,494	—
Repayments of senior notes and other borrowings	(21,050)	(8,250)
Other, net	(55)	(560)
Net cash provided by (used for) financing activities	7,910	(29,126)
Effect of exchange rate changes on cash and cash equivalents	(209)	(348)
Net decrease in cash and cash equivalents	(11,618)	(8,715)
Cash and cash equivalents at beginning of period	21,383	30,098
Cash and cash equivalents at end of period	$9,765	$21,383

ORACLE CORPORATION

FISCAL 2023 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2022				Fiscal 2023
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$15,325	$10,255	$10,396	$9,539	$10,542	$15,073	$15,503	$17,165

Capital Expenditures	(2,761)	(3,118)	(3,805)	(4,511)	(5,168)	(6,678)	(8,205)	(8,695)

Free Cash Flow	$12,564	$7,137	$6,591	$5,028	$5,374	$8,395	$7,298	$8,470

Operating Cash Flow % Growth over prior year	17%	(27%)	(29%)	(40%)	(31%)	47%	49%	80%

Free Cash Flow % Growth over prior year	9%	(41%)	(49%)	(63%)	(57%)	18%	11%	68%

GAAP Net Income	$13,952	$10,262	$7,560	$6,717	$5,808	$8,797	$8,373	$8,503

Operating Cash Flow as a % of Net Income	110%	100%	138%	142%	182%	171%	185%	202%

Free Cash Flow as a % of Net Income	90%	70%	87%	75%	93%	95%	87%	100%

(1)
To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

FISCAL 2023 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES (1)

($ in millions)

	Fiscal 2022					Fiscal 2023
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
REVENUES BY OFFERINGS
Cloud services	$2,461	$2,667	$2,791	$2,890	$10,809	$3,579	$3,813	$4,053	$4,437	$15,881
License support	4,910	4,887	4,846	4,722	19,365	4,838	4,785	4,870	4,933	19,426
Cloud services and license support	7,371	7,554	7,637	7,612	30,174	8,417	8,598	8,923	9,370	35,307
Cloud license and on-premise license	813	1,237	1,289	2,539	5,878	904	1,435	1,288	2,152	5,779
Hardware	763	767	798	856	3,183	763	850	811	850	3,274
Services	781	802	789	833	3,205	1,361	1,392	1,376	1,465	5,594
Total revenues	$9,728	$10,360	$10,513	$11,840	$42,440	$11,445	$12,275	$12,398	$13,837	$49,954
AS REPORTED REVENUE GROWTH RATES
Cloud services	19%	22%	24%	19%	21%	45%	43%	45%	54%	47%
License support	1%	(1%)	(3%)	(5%)	(2%)	(1%)	(2%)	0%	4%	0%
Cloud services and license support	6%	6%	5%	3%	5%	14%	14%	17%	23%	17%
Cloud license and on-premise license	(8%)	13%	1%	18%	9%	11%	16%	0%	(15%)	(2%)
Hardware	(6%)	(9%)	(3%)	(3%)	(5%)	0%	11%	2%	(1%)	3%
Services	8%	7%	7%	3%	6%	74%	74%	74%	76%	75%
Total revenues	4%	6%	4%	5%	5%	18%	18%	18%	17%	18%
CONSTANT CURRENCY REVENUE GROWTH RATES (2)
Cloud services	18%	22%	26%	22%	22%	50%	48%	48%	55%	50%
License support	(1%)	(1%)	0%	(1%)	(1%)	4%	4%	3%	6%	4%
Cloud services and license support	5%	6%	8%	7%	6%	20%	20%	20%	25%	21%
Cloud license and on-premise license	(9%)	16%	4%	25%	12%	19%	23%	4%	(14%)	2%
Hardware	(7%)	(8%)	1%	2%	(3%)	5%	16%	4%	1%	6%
Services	7%	7%	11%	7%	8%	84%	83%	80%	78%	81%
Total revenues	2%	6%	7%	10%	7%	23%	25%	21%	18%	22%
CLOUD SERVICES AND LICENSE SUPPORT REVENUES BY ECOSYSTEM
Applications cloud services and license support	$3,041	$3,149	$3,187	$3,235	$12,612	$4,016	$4,080	$4,166	$4,390	$16,651
Infrastructure cloud services and license support	4,330	4,405	4,450	4,377	17,562	4,401	4,518	4,757	4,980	18,656
Total cloud services and license support revenues	$7,371	$7,554	$7,637	$7,612	$30,174	$8,417	$8,598	$8,923	$9,370	$35,307
AS REPORTED REVENUE GROWTH RATES
Applications cloud services and license support	8%	9%	8%	6%	8%	32%	30%	31%	36%	32%
Infrastructure cloud services and license support	5%	5%	3%	1%	3%	2%	3%	7%	14%	6%
Total cloud services and license support revenues	6%	6%	5%	3%	5%	14%	14%	17%	23%	17%
CONSTANT CURRENCY REVENUE GROWTH RATES (2)
Applications cloud services and license support	7%	8%	10%	9%	8%	37%	35%	33%	37%	35%
Infrastructure cloud services and license support	3%	5%	7%	5%	5%	7%	9%	10%	15%	10%
Total cloud services and license support revenues	5%	6%	8%	7%	6%	20%	20%	20%	25%	21%
GEOGRAPHIC REVENUES
Americas	$5,321	$5,736	$5,849	$6,774	$23,679	$7,192	$7,786	$7,671	$8,577	$31,226
Europe/Middle East/Africa	2,784	2,953	3,014	3,260	12,011	2,691	2,895	3,067	3,457	12,109
Asia Pacific	1,623	1,671	1,650	1,806	6,750	1,562	1,594	1,660	1,803	6,619
Total revenues	$9,728	$10,360	$10,513	$11,840	$42,440	$11,445	$12,275	$12,398	$13,837	$49,954

(1)
The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.
(2)
We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2022 and 2021 for the fiscal 2023 and fiscal 2022 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q4 FISCAL 2023 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

• Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses, income tax effects and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

• Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses, income tax effects and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

• Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses, income tax effects and net income measures. We incurred expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. For all periods presented, acquisition related and other expenses consisted of personnel related costs for transitional and certain other employees, certain business combination adjustments including certain adjustments after the measurement period has ended, and certain other operating items, net. For fiscal 2022, acquisition related and other expenses substantially consisted of litigation related charges totaling $4.7 billion that we generally do not expect to recur, and we consider the $4.7 billion of litigation related charges to be outside our ordinary course of business based on the following considerations: (i) the unprecedented nature of the litigation related charges including the nature and size of the damages awarded; (ii) the dissimilarity of this litigation and related charges to recurring litigation of which we are a party in our normal business course for which any and all such charges are included in our GAAP operating results and non-GAAP measures; (iii) the complexity of the case; (iv) the counterparty involved; and (v) our expectation that litigation related charges of this nature will not recur in future periods; among other factors. Restructuring expenses consisted of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related and other expenses and restructuring expenses may diminish over time with respect to past acquisitions and/or strategic initiatives, we generally will incur certain of these expenses in connection with any future acquisitions and/or strategic initiatives.